SUPPLEMENT TO FIDELITY SYSTEMATIC INVESTMENT PLANS: DESTINY PLANS I DESTINY PLANS II PROSPECTUS DATED
NOVEMBER 19, 1998
ADDITION OF  DESTINY PLANS I: NEW AND DESTINY PLANS II: NEW TO
FIDELITY SYSTEMATIC INVESTMENT PLANS

The original series of the Plans are offered through the Plans'
November 19, 1998 Prospectus. Two additional series of the Plans are offered through a separate Prospectus dated April 26, 1999.

The following information supplements the information found under the heading "Fidelity Systematic Investment Plans" on page 1:

Fidelity Systematic Investment Plans, a plan consisting of four Destiny Plans: Destiny Plans I: Original, Destiny Plans I: New, Destiny Plans II: Original and Destiny Plans II: New (each a Plan and collectively, the Plans), for the accumulation of shares of Fidelity Destiny Portfolios, a series fund consisting of Destiny I and Destiny II (each a Fund and collectively, the Funds), are offered by Fidelity Distributors Corporation (Distributors or Sponsor), the Sponsor and Principal Underwriter. Investments in Destiny Plans I: Original and Destiny Plans I: New purchase shares of Destiny I: Class O and Class N, respectively. Investments in Destiny Plans II: Original and Destiny Plans II: New purchase shares of Destiny II: Class O and Class N, respectively. Exchanges between the Plans are not permitted.

You may obtain more information about Destiny Plans I: New and Destiny Plans II: New, which are not offered through this Prospectus, from your Plan Sponsor, or by calling Fidelity Distributors Corporation at 1-800-433-0734.

The Following information replaces the similar information found under the heading "Incidental Service Fees" in the "Sponsor and Custodian Charges" section:

Except for the $12 Inactive Account fee (to include completed Plans), the fee for a check which is not honored by the bank on which it is drawn, the $2.50 Plan Termination fee, and the annual $10 Destiny IRA maintenance fee, the incidental fees described above will be paid by the Sponsor voluntarily.